UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): December 29, 2025 (December 22, 2025)

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GREENBACKER RENEWABLE ENERGY CO LLC

(Exact name of registrant as specified in its charter)

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Delaware	000-55610	80-0872648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, Suite 1560

New York, NY 10169

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited liability company interests	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2025, Greenbacker Renewable Energy Company LLC and certain of its affiliates (collectively, the “Company”) and David Sher entered into a consultant agreement (the “Consultant Agreement”), pursuant to which Mr. Sher will provide certain services to the Company following the end of his employment with the Company on December 31, 2025. Description of the services is set forth in Exhibit 1 of the Consultant Agreement and covers certain fundraising activities and origination of investment opportunities.

Compensation for the provision of the services by Mr. Sher will be in the form of contingent payments representing no more than (x) the equivalent of 5% of annual net revenues received by the Company in connection with Mr. Sher’s fundraising activities and/or (y) the equivalent of 5% of annual net revenues received by the Company from approved investment opportunities originated by Mr. Sher. Details of such payments will be set forth in separate engagement letters to be signed between Mr. Sher and the Company. Under no circumstances will the compensation paid to Mr. Sher pursuant to the Consultant Agreement exceed $2,000,000.00.

The term of the Consultant Agreement will end on July 1, 2027, unless otherwise (i) terminated as provided for under the Consultant Agreement, or (ii) extended upon the mutual written agreement of the parties.

The foregoing description of the Consultant Agreement and the transactions contemplated thereby is a summary and is subject to, and qualified in its entirety by, the full text of the Consultant Agreement, which is expected to be filed with the Company’s next Current Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBACKER RENEWABLE ENERGY COMPANY LLC

Date: December 29, 2025	By:	/s/ Daniel De Boer
Name: Daniel De Boer
Title: Chief Executive Officer